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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 2, 1997




                           TRIUMPH GROUP, INC.
          (Exact name of registrant as specified in its charter)



       Delaware                      1-12235               51-0347963
(State of incorporation)     (Commission File Number)    (IRS Employer
                                                       Identification No.)





                     Four Glenhardie Corporate Center
         1255 Drummers Lane, Suite 200, Wayne, Pennsylvania 19087
            (Address of principal executive offices, zip code)


    Registrant's telephone number, including area code (610) 975-0420




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Item 2. Acquisition or Disposition of Assets.


         On September 2, 1997, The Triumph Group Operations, Inc., a wholly-owned subsidiary of the Registrant and a Delaware corporation ("TGO"), consummated the acquisition of all of the outstanding Common Stock (the "Shares") of Hydro-Mill Co., a California corporation ("Hydro-Mill"), pursuant to a Stock Purchase Agreement dated as of August 28, 1997 ("Stock Purchase Agreement") by and among Hydro-Mill, TGO, Gloria Wells-Handelman, the Handelman Charitable Remainder Unitrust ("Handelman Trust"), and the Wells Charitable Remainder Unitrust ("Wells Trust") (Gloria-Wells Handelman, the Handelman Trust and the Wells Trust are referred to collectively herein as the "Stockholders"). TGO acquired the Shares of Hydro-Mill from the Stockholders for a purchase price of $32,486,000, which is subject to certain adjustments within 30 days of closing. TGO financed the acquisition of Hydro-Mill Co. with funds made available to it by its primary bank under an existing line of credit. Neither Hydro-Mill nor the Stockholders were affiliated with the Registrant prior to the acquisition. The purchase price of the Shares was determined in arms' length negotiations between the Registrant and the Stockholders, and neither the Registrant nor the Stockholders obtained any formal valuation or fairness opinion in connection with the acquisition.

         Hydro-Mill, based in Chatsworth, California, manufacturers, repairs and overhauls precision machine parts and assemblies for the aircraft industry, serving a broad range of aircraft original equipment manufacturers and commercial airlines and air cargo carriers, with aircraft parts and assemblies, and overhaul and repair services. The Registrant intends to continue the current operation of the business of Hydro-Mill without material change.

         The Stock Purchase Agreement is attached as an exhibit to this Form 8-K and the description of the acquisition herein is qualified in its entirety by that document.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits


              2.1 Stock Purchase Agreement dated August 29, 1997 among The Triumph Group Operations, Inc., Hydro-Mill Co., Gloria Wells-Handelman, Handelman Charitable Remainder Unitrust, and Wells Charitable Remainder Unitrust.

              99.1 Press Release dated September 3, 1997.






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                                SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  September 15, 1997             Triumph Group, Inc.


                                       By: /s/ Richard C. Ill
                                           --------------------------
                                               Richard C. Ill
                                               President and CEO





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                              EXHIBIT INDEX


Exhibit No.        Exhibits


    2.1 Stock Purchase Agreement dated August 29, 1997 among The Triumph Group Operations, Inc., Hydro-Mill Co., Gloria Wells-Handelman, Handelman Charitable Remainder Unitrust, and Wells Charitable Remainder Unitrust.

   99.1            Press Release dated September 3, 1997.









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